Financial instruments	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial Instruments	Financial Instruments
Fair value

Fair values of financial assets and liabilities are determined based on available market information and valuation methodologies appropriate to each situation. Judgments are required in the interpretation of the market data to produce the most appropriate fair value estimates. The use of different market information and/or evaluation methodologies may have a material effect on the fair value amounts.

As at December 31, 2021, derivatives were measured at fair value based on Level 2 inputs.

The carrying values of cash and cash equivalents, short-term investments, accounts receivable, deposits, and accounts payable and accrued liabilities approximate their fair values due to their short terms to maturity or market rates of interest used to discount amounts. At December 31, 2021, the carrying value of loans and borrowings is $59.3 million while the face value is approximately $61.2 million. The contractual interest rates on these loans and borrowings are a close approximation of market rates of interest at December 31, 2021 (Level 2 of the fair value hierarchy).
Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s receivables from customers. The carrying amount of the financial assets below represents the maximum credit risk exposure as at December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020
Cash and cash equivalents	$130,129	$62,508
Accounts receivable	30,704	20,353
Deposits and other non-current assets	1,295	595
	$162,128	$83,456

The Company invests cash and cash equivalents and short-term investments with financial institutions that are financially sound based on their credit rating. The Company’s exposure to credit risk associated with accounts receivable is influenced mainly by the individual characteristics of each customer. The Company currently has five significant customers, all of which have no history of credit default with the Company. The Company has not incurred credit losses during the years ended December 31, 2021 and 2020 nor recognized a provision for credit losses.
Liquidity risk

Liquidity risk is the risk associated with the difficulties that the Company may have meeting the obligations associated with financial liabilities that are settled with cash payments or with another financial asset. The Company's approach to liquidity management is to ensure as much as possible that sufficient liquidity exists to meet their maturity obligations on the expiration dates, under normal and stressful conditions, without causing unacceptable losses or with risk of undermining the normal operation of the Company.

The table below shows the Company's maturity of non-derivative financial liabilities on December 31, 2021:

Non-derivative financial liabilities	Carrying value	Contractual cash flows	Up to 12 months	1 - 2 years	3 - 5 years	More than 5 years
Loans and borrowings (including interest)	$59,250	$62,041	$54,789	$3,066	$4,186	$—
Accounts payable and accrued liabilities	66,546	66,546	66,546	—	—	—
Other non-current liabilities	5,067	16,246	308	7,302	7,984	652
Leases	7,110	7,265	4,867	1,770	628	—
Total	$137,973	$152,098	$126,510	$12,138	$12,798	$652

The Company also has derivative financial liabilities for foreign exchange and interest rate derivatives whose notional amounts and maturity information is disclosed below under foreign exchange currency risk and interest rate risk.
Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates, and commodity prices. The purpose of market risk management is to manage and control exposures to market risks, within acceptable parameters, while optimizing return.

The Company may use derivatives, including forward contracts and swap contracts, to manage market risks.
(i) Foreign exchange currency risk
The Company’s subsidiaries in Brazil are exposed to exchange risks related to the US dollars and Euros. In order to minimize currency mismatches, the Company monitors its cash flow projections considering future sales expectations indexed to US dollar variation in relation to the cash requirement to settle the existing financings.

The Company's exposure to foreign exchange currency risk at December 31, 2021 relates to $7.8 million (December 31, 2020 – $7.4 million) in loans and borrowings of MCSA denominated in US dollars and Euros. In addition, the Company is also exposed to foreign exchange currency risk at December 31, 2021 on $63.8 million due to an intercompany loan balance (December 31, 2020 - $83.1 million) which has contractual repayment terms. Strengthening (weakening) in the Brazilian Real against the US dollar at December 31, 2021 by 10% and 20%, would have increased (decreased) pre-tax net income by $7.0 million and $13.9 million, respectively (2020 – $8.9 million and $17.7 million). Strengthening (weakening) in the Brazilian Real against the Euro at December 31, 2021 by 10% and 20%, would have increased (decreased) pre-tax net income by $0.2 million and $0.4 million, respectively (2020 – $0.2 million and $0.4 million). This analysis is based on the foreign currency exchange variation rate that the Company considered to be reasonably possible at the end of the year. The analysis assumes that all other variables, especially interest rates, are held constant.
The Company may use derivatives, including forward contracts, collars and swap contracts, to manage market risks. At December 31, 2021, the Company has entered into foreign exchange collar contracts at zero cost for notional amounts of $179.5 million (December 31, 2020 - notional amount of $285.7 million) with an average floor rate of 4.24 BRL to US Dollar and an average cap rate of 4.76 BRL to US Dollar. The maturity dates of these contracts are from January 3, 2022 to December 28, 2022 and are financially settled on a net basis. The fair value of these contracts at December 31, 2021 was a liability of $28.7 million, (December 31, 2020 - $34.5 million) which is included in Derivatives in the statement of financial position. The fair value of these forward contracts as at December 31, 2021 was determined using an option pricing model with the following assumptions: discount rate of 2.74% - 2.80%, foreign exchange rate of approximately 5.59—6.17, and volatility of 15.69% - 17.92%. The change in fair value of foreign exchange collar contracts was a gain of $3.9 million for the year ended December 31, 2021 (a loss of $34.5 million for the year ended December 31, 2020) and has been recognized in foreign exchange loss. In addition, during the year ended December 31, 2021, the Company recognized a realized loss of $22.2 million (realized loss of $20.8 million for the year ended December 31, 2020) related to the settlement of foreign currency forward collar contracts.
(ii) Interest rate risk

The Company is principally exposed to the variation in interest rates on loans and borrowings with variable rates of interest. Management reduces interest rate risk exposure by entering into loans and borrowings with fixed rates of interest or by entering into derivative instruments that fix the ultimate interest rate paid.

The Company is principally exposed to interest rate risk through its New Revolving Credit Facility of $50.0 million and Brazilian Real denominated bank loans of $3.5 million. Based on the Company’s net exposure at December 31, 2021, a 1% change in the variable rates would have an impact of $0.5 million on pre-tax annual net income, without consideration of the effects of the interest rate swap contract below.
In order to mitigate the above volatility due to variable rates on loans, the Company entered into an interest rate swap contract to manage interest rate risk (see note 10(a)). At December 31, 2021, the floating interest on a notional amount of $50.0 million was swapped for a fixed interest rate of 1.68%. This interest rate swap transaction is in effect until March 31, 2025, with settlements made on a monthly basis. The fair value of this contract at December 31, 2021 was a liability of $1.0 million (December 31, 2020 - $2.5 million) and was included in Derivatives in the statement of financial position.

For the year ended December 31, 2021, the Company recognized a realized loss of $0.8 million (a realized loss of $1.6 million for the year ended December 31, 2020) and an unrealized gain of $1.3 million (an unrealized loss of $1.1 million for the year ended December 31, 2020), respectively, in relation to its interest rate swap derivatives.
(iii) Price risk

The Company may use derivatives, including forward contracts, collars and swap contracts, to manage commodity price risks. At December 31, 2021, the Company has provisionally priced sales that are exposed to commodity price changes (note 15). Based on the Company’s net exposure at December 31, 2021, a 10% change in the price of copper would have an impact of $0.2 million on pre-tax net income.